                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 2001


I. RECONCILIATION OF COLLECTION ACCOUNT:

     End of Period Collection Account Balance as of Prior Payment Date:                                                   347,135.75
     Available Funds:
        Contract Payments due and received in this period                                                               2,854,959.73
        Contract Payments due in prior period(s) and received in this period                                              174,952.03
        Contract Payments received in this period for next period                                                         215,579.43
        Sales, Use and Property Tax payments received                                                                     246,699.98
        Prepayment Amounts related to early termination in this period                                                  3,104,424.20
        Servicer Advance                                                                                                  203,974.75
        Proceeds received from recoveries on previously Defaulted Contracts                                                     0.00
        Transfer from Reserve Account                                                                                       6,993.58
        Interest earned on Collection Account                                                                               8,460.17
        Interest earned on Affiliated Account                                                                               1,886.58
        Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                             0.00
        Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract < Predecessor
          contract)                                                                                                             0.00
        Amounts paid under insurance policies                                                                                   0.00
        Maintenance, Late Charges and any other amounts                                                                         0.00

                                                                                                                       -------------
     Total Available Funds                                                                                              7,165,066.20
     Less: Amounts to be Retained in Collection Account                                                                   461,406.02
                                                                                                                       -------------
     AMOUNT TO BE DISTRIBUTED                                                                                           6,703,660.18
                                                                                                                       =============




     DISTRIBUTION OF FUNDS:

        1. To Trustee -  Fees                                                                                                   0.00
        2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                     174,952.03
        3. To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
             a) Class A1 Principal and Interest                                                                                 0.00
             a) Class A2 Principal (distributed after A1 Note matures) and Interest                                     5,260,325.88
             a) Class A3 Principal (distributed after A1 and A2 Notes mature) and Interest                                182,832.00
             b) Class B Principal and Interest                                                                            124,718.44
             c) Class C Principal and  Interest                                                                           140,977.07
             d) Class D Principal and Interest                                                                            142,523.77
             e) Class E Principal and Interest                                                                            145,601.97

        4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                              0.00
        5. To Issuer - Residual  Principal and Interest and Reserve Account Distribution
             a) Residual Interest (Provided no Restricting or Amortization Event in effect)                                18,502.35
             b) Residual Principal (Provided no Restricting or Amortization Event in effect)                              218,863.08
             c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)                      6,993.58
        6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts                     257,046.73
        7. To Servicer, Servicing Fee and other Servicing Compensations                                                    30,323.28
                                                                                                                       -------------
     TOTAL FUNDS DISTRIBUTED                                                                                            6,703,660.18
                                                                                                                       =============

                                                                                                                       -------------
     End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}           461,406.02
                                                                                                                       =============

II. RESERVE ACCOUNT

Beginning Balance                                                                                                      $2,182,541.24
      - Add Investment Earnings                                                                                             6,993.58
      - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                          0.00
      - Less Distribution to Certificate Account                                                                            6,993.58
                                                                                                                       -------------
End of period balance                                                                                                  $2,182,541.24
                                                                                                                       =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                             $2,182,541.24
                                                                                                                       =============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 2001


III. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes

                          Pool A                                                60,531,236.11
                          Pool B                                                10,222,719.17
                                                                                -------------
                                                                                                       70,753,955.28

Class A Overdue Interest, if any                                                         0.00
Class A Monthly Interest - Pool A                                                  287,755.48
Class A Monthly Interest - Pool B                                                   48,597.11

Class A Overdue Principal, if any                                                        0.00
Class A Monthly Principal - Pool A                                               4,566,688.00
Class A Monthly Principal - Pool B                                                 540,117.29
                                                                                -------------
                                                                                                        5,106,805.29

Ending Principal Balance of the Class A Notes

                          Pool A                                                55,964,548.11
                          Pool B                                                 9,682,601.88
                                                                                -------------
                                                                                                       -------------
                                                                                                       65,647,149.99
                                                                                                       =============

--------------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                      Principal Paid Per $1,000                                Ending Principal
Original Face $190,972,000                    Original Face $190,972,000                               Balance Factor
       $ 1.761267                                               $ 26.741121                                     34.375275%
--------------------------------------------------------------------------------------------------------------------------



IV.  CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes

                          Class A1                                                       0.00
                          Class A2                                              32,663,955.28
                          Class A3                                              38,090,000.00
                                                                                -------------
                                                                                                       70,753,955.28

Class A Monthly Interest

                          Class A1 (Actual Number Days/360)                              0.00
                          Class A2                                                 153,520.59
                          Class A3                                                 182,832.00

Class A Monthly Principal

                          Class A1                                                       0.00
                          Class A2                                               5,106,805.29
                          Class A3                                                       0.00
                                                                                -------------
                                                                                                        5,106,805.29

Ending Principal Balance of the Class A Notes

                          Class A1                                                       0.00
                          Class A2                                              27,557,149.99
                          Class A3                                              38,090,000.00
                                                                                -------------
                                                                                                       -------------
                                                                                                       65,647,149.99
                                                                                                       =============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 2001

V. CLASS B NOTE PRINCIPAL BALANCE

         Beginning Principal Balance of the Class B Notes

                                        Pool A                                   1,383,516.18
                                        Pool B                                     233,642.81
                                                                                -------------
                                                                                                        1,617,158.99

         Class B Overdue Interest, if any                                                0.00
         Class B Monthly Interest - Pool A                                           6,836.88
         Class B Monthly Interest - Pool B                                           1,154.58
         Class B Overdue Principal, if any                                               0.00
         Class B Monthly Principal - Pool A                                        104,381.44
         Class B Monthly Principal - Pool B                                         12,345.54
                                                                                -------------
                                                                                                          116,726.98

         Ending Principal Balance of the Class B Notes

                                        Pool A                                   1,279,134.74
                                        Pool B                                     221,297.27
                                                                                -------------
                                                                                                       -------------
                                                                                                        1,500,432.01
                                                                                                       =============

         -------------------------------------------------------------------------------------------------------------
         Interest Paid Per $1,000                 Principal Paid Per $1,000                        Ending Principal
         Original Face $4,365,000                 Original Face $4,365,000                         Balance Factor
                    $ 1.830804                                    $ 26.741576                               34.374158%
         -------------------------------------------------------------------------------------------------------------


VI. CLASS C NOTE PRINCIPAL BALANCE

         Beginning Principal Balance of the Class C Notes

                                        Pool A                                   1,556,699.72
                                        Pool B                                     262,934.12
                                                                                -------------
                                                                                                        1,819,633.84

         Class C Overdue Interest, if any                                                0.00
         Class C Monthly Interest - Pool A                                           8,263.48
         Class C Monthly Interest - Pool B                                           1,395.74
         Class C Overdue Principal, if any                                               0.00
         Class C Monthly Principal - Pool A                                        117,429.12
         Class C Monthly Principal - Pool B                                         13,888.73
                                                                                -------------
                                                                                                          131,317.85

         Ending Principal Balance of the Class C Notes

                                        Pool A                                   1,439,270.60
                                        Pool B                                     249,045.39
                                                                                -------------
                                                                                                       -------------
                                                                                                        1,688,315.99
                                                                                                       =============

         -------------------------------------------------------------------------------------------------------------
         Interest Paid Per $1,000                 Principal Paid Per $1,000                        Ending Principal
         Original Face $4,910,955                 Original Face $4,910,955                         Balance Factor
                    $ 1.966872                                    $ 26.739779                               34.378568%
         -------------------------------------------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 2001

VII. CLASS D NOTE PRINCIPAL BALANCE

         Beginning Principal Balance of the Class D Notes

                                        Pool A                                   1,556,699.72
                                        Pool B                                     262,934.12
                                                                                -------------
                                                                                                        1,819,633.84

         Class D Overdue Interest, if any                                                0.00
         Class D Monthly Interest - Pool A                                           9,586.68
         Class D Monthly Interest - Pool B                                           1,619.24
         Class D Overdue Principal, if any                                               0.00
         Class D Monthly Principal - Pool A                                        117,429.12
         Class D Monthly Principal - Pool B                                         13,888.73
                                                                                -------------
                                                                                                          131,317.85

         Ending Principal Balance of the Class D Notes

                                        Pool A                                   1,439,270.60
                                        Pool B                                     249,045.39
                                                                                -------------
                                                                                                       -------------
                                                                                                        1,688,315.99
                                                                                                       =============

         -------------------------------------------------------------------------------------------------------------
         Interest Paid Per $1,000                 Principal Paid Per $1,000                        Ending Principal
         Original Face $4,910,955                 Original Face $4,910,955                         Balance Factor
                    $ 2.281821                                    $ 26.739779                               34.378568%
         -------------------------------------------------------------------------------------------------------------



VIII. CLASS E NOTE PRINCIPAL BALANCE

         Beginning Principal Balance of the Class E Notes

                                        Pool A                                   1,556,699.72
                                        Pool B                                     262,934.12
                                                                                -------------
                                                                                                        1,819,633.84

         Class E Overdue Interest, if any                                                0.00
         Class E Monthly Interest - Pool A                                          12,220.09
         Class E Monthly Interest - Pool B                                           2,064.03
         Class E Overdue Principal, if any                                               0.00
         Class E Monthly Principal - Pool A                                        117,429.12
         Class E Monthly Principal - Pool B                                         13,888.73
                                                                                -------------
                                                                                                          131,317.85

         Ending Principal Balance of the Class E Notes

                                        Pool A                                   1,439,270.60
                                        Pool B                                     249,045.39
                                                                                -------------
                                                                                                       -------------
                                                                                                        1,688,315.99
                                                                                                       =============

         -------------------------------------------------------------------------------------------------------------
         Interest Paid Per $1,000                 Principal Paid Per $1,000                        Ending Principal
         Original Face $4,910,955                 Original Face $4,910,955                         Balance Factor
                    $ 2.908624                                    $ 26.739779                               34.378568%
         -------------------------------------------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 2001

IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

          Beginning Residual Principal Balance

                                         Pool A                                  2,594,006.70
                                         Pool B                                    438,049.95
                                                                                -------------
                                                                                                        3,032,056.65

          Residual Interest - Pool A                                                15,558.61
          Residual Interest - Pool B                                                 2,943.74
          Residual Principal - Pool A                                              195,715.20
          Residual Principal - Pool B                                               23,147.88
                                                                                -------------
                                                                                                          218,863.08

          Ending Residual Principal Balance

                                         Pool A                                  2,398,291.50
                                         Pool B                                    414,902.07
                                                                                -------------
                                                                                                       -------------
                                                                                                        2,813,193.57
                                                                                                       =============


X.  PAYMENT TO SERVICER

           - Collection period Servicer Fee                                                                30,323.28
           - Servicer Advances reimbursement                                                              174,952.03
           - Tax, Maintenance, Late Charges, Bank Interest and other amounts                              257,046.73
                                                                                                       -------------
          Total amounts due to Servicer                                                                   462,322.04
                                                                                                       =============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 2001


XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

  Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
     beginning of the related Collection Period                                                                        69,178,858.26

  Aggregate Discounted Contract Balance of Additional Contracts acquired during
     Collection Period                                                                                                          0.00

  Decline in Aggregate Discounted Contract Balance                                                                      5,219,072.00
                                                                                                                       -------------
  Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
     ending of the related Collection Period                                                                           63,959,786.26
                                                                                                                       =============

  Components of Decline in Aggregate Discounted Contract Balance:
      - Principal portion of Contract Payments and Servicer Advances                                 2,147,079.11

      - Principal portion of Prepayment Amounts                                                      3,071,992.89

      - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                    0.00

      - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
             Contracts during the Collection Period                                                          0.00

      - Aggregate Discounted Contract Balance of Substitute Contracts added during
             Collection Period                                                                               0.00

      - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
             during Collection Period                                                                        0.00

                                                                                                     ------------
                                      Total Decline in Aggregate Discounted Contract Balance         5,219,072.00
                                                                                                     ============


POOL B

  Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
     beginning of the related Collection Period                                                                        11,683,214.07

  Aggregate Discounted Contract Balance of Additional Contracts acquired during
     Collection Period                                                                                                          0.00

  Decline in Aggregate Discounted Contract Balance                                                                        617,276.90
                                                                                                                       -------------
  Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
     ending of the related Collection Period                                                                           11,065,937.17
                                                                                                                       =============

  Components of Decline in Aggregate Discounted Contract Balance:
      - Principal portion of Contract Payments and Servicer Advances                                   600,177.39

      - Principal portion of Prepayment Amounts                                                         17,099.51

      - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                    0.00

      - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
             Contracts during the Collection Period                                                          0.00

      - Aggregate Discounted Contract Balance of Substitute Contracts added during
             Collection Period                                                                               0.00

      - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
             during Collection Period                                                                        0.00

                                                                                                     ------------
                                      Total Decline in Aggregate Discounted Contract Balance           617,276.90
                                                                                                     ============

                                                                                                                       -------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                      75,025,723.43
                                                                                                                       =============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 2001

XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

      POOL A                                                                                                 Predecessor
                                                      Discounted                Predecessor                  Discounted
      Lease #   Lessee Name                           Present Value             Lease #                      Present Value
      ---------------------------                     ------------------        ---------------------        -------------------
                NONE

                                                      ------------------                                     -------------------
                                          Totals:                  $0.00                                                   $0.00

      a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                  $          0.00
      b) ADCB OF POOL A AT CLOSING DATE                                                                         $161,410,790.25
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                     0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables                                                            $0.00
b) Total discounted Contract Balance of Substitute Receivables                                                             $0.00
c) If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02          $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                     YES                          NO     X
                                                                                           --------------               --------


      POOL B                                                                                                 Predecessor
                                                      Discounted                Predecessor                  Discounted
      Lease #   Lessee Name                           Present Value             Lease #                      Present Value
      ---------------------------                     -------------------       ---------------------        -------------------
                NONE

                                                      -------------------                                    -------------------
                                          Totals:                  $0.00                                                   $0.00


      a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                   $         0.00
      b) ADCB OF POOL B AT CLOSING DATE                                                                          $56,843,333.29
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                       0.00%

    * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED
      TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables                                                            $0.00
b) Total discounted Contract Balance of Substitute Receivables                                                             $0.00
c) If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02          $0.00


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                     YES                          NO     X
                                                                                           --------------               --------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 2001

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

      POOL A - NON-PERFORMING                                                                                   Predecessor
                                                                  Discounted                    Predecessor     Discounted
      Lease #   Lessee Name                                       Present Value                 Lease #         Present Value
      -----------------------------------------                   ------------------------      -----------     -------------------
      1097-507  ADVANCED HEALTHCARE RESOURCES                                  $159,644.40      1778-001                $ 48,984.23
      1238-501  WILLIAM F SKINNER, M.D.                                        $174,282.67      1777-001                $325,671.26
      1505-005  NYDIC MEDICAL VENTURES VII, LLC                                $171,682.66      1855-001                $153,223.12
      2488-001  HYDRO-TOUCH INC.                                               $110,973.88      1949-001                 $94,307.11
                CASH                                                           $  5,602.11






                                                                  ------------------------                              -----------
                                                      Totals:                  $622,185.72                              $622,185.72

      a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                  622,185.72
      b) ADCB OF POOL A AT CLOSING DATE                                                                           $161,410,790.25
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                       0.39%


DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                           $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                            $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02         $0.00


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                     YES                          NO     X
                                                                                           --------------               --------



      POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                          Predecessor
                                                      Discounted                Predecessor                  Discounted
      Lease #   Lessee Name                           Present Value             Lease #                      Present Value
      ---------------------------                     ------------------        ---------------------        -------------------
                None

                                                      ------------------                                     -------------------
                                          Totals:                  $0.00                                                  $0.00

      a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                               $         0.00
      b) ADCB OF POOL B AT CLOSING DATE                                                                          $56,843,333.29
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                     0.00%

    * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
      THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS
      BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                           $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                            $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02         $0.00


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                     YES                          NO     X
                                                                                           --------------               --------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 2001


XV. POOL PERFORMANCE MEASUREMENTS

1.         AGGREGATE DISCOUNTED CONTRACT BALANCE

   CONTRACTS DELINQUENT > 90 DAYS                                TOTAL OUTSTANDING CONTRACTS
   This Month                             161,332.39             This Month                                    75,025,723.43
   1 Month Prior                          750,857.44             1 Month Prior                                 80,862,072.33
   2 Months Prior                         661,313.61             2 Months Prior                                85,189,435.18

   Total                                1,573,503.44             Total                                        241,077,230.94

   a) 3 MONTH AVERAGE                     524,501.15             b) 3 MONTH AVERAGE                            80,359,076.98

   c) a/b                                       0.65%


2. Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                     Yes              No   X
                                                                                                         -----           -----

3. Restricting Event Check

   A. A Delinquency Condition exists for current period?                                             Yes              No   X
                                                                                                         -----           -----
   B. An Indenture Event of Default has occurred and is then continuing?                             Yes              No   X
                                                                                                         -----           -----

4. Has a Servicer Event of Default occurred?                                                         Yes              No   X
                                                                                                         -----           -----


5. Amortization Event Check

   A. Is 1c  > 8% ?                                                                                  Yes              No   X
                                                                                                         -----           -----
   B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation
        not remedied within 90 days?                                                                 Yes              No   X
                                                                                                         -----           -----
   C. As of any Determination date, the sum of all defaulted contracts since the Closing date
        exceeds 6% of the ADCB on the Closing Date?                                                  Yes              No   X
                                                                                                         -----           -----




6. Aggregate Discounted Contract Balance at Closing Date                             Balance $218,254,123.54
                                                                                             ---------------


   DELINQUENT LEASE SUMMARY

                         Days Past Due                Current Pool Balance               # Leases
                         -------------                --------------------               --------
                               31 - 60                          853,244.18                     32
                               61 - 90                           26,951.08                     11
                              91 - 180                          161,332.39                     19



   Approved By:
   Mathew E. Goldenberg
   Assistant Treasurer